Exhibit 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)   ☐

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

(Jurisdiction of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)

400 South Hope Street Suite 400 Los Angeles, California (Address of principal executive offices)	90071 (Zip code)

LifePoint Hospitals, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-1538254 (I.R.S. employer identification no.)

Table of Additional Registrant Guarantors

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

Acquisition Bell Hospital, LLC	Michigan	80-0935981

America Management Companies, LLC	Delaware	62-1763639

AMG-Crockett, LLC	Delaware	62-1763656

AMG-Hillside, LLC	Delaware	62-1763652

AMG-Livingston, LLC	Delaware	62-1763651

AMG-Logan, LLC	Delaware	62-1763649

AMG-Southern Tennessee, LLC	Delaware	62-1763648

AMG-Trinity, LLC	Delaware	62-1763642

Andalusia Physician Practices, LLC	Delaware	20-8016585

Ashland Physician Services, LLC	Delaware	75-3165439

Ashley Valley Medical Center, LLC	Delaware	62-1762532

Ashley Valley Physician Practice, LLC	Delaware	62-1762570

Athens Physicians Practice, LLC	Delaware	62-1867833

Athens Regional Medical Center, LLC	Delaware	62-1866028

Athens Surgery Center Partner, LLC	Delaware	45-519955

Barrow Medical Center, LLC	Delaware	62-1762529

Bartow General Partner, LLC	Delaware	20-0526928

Bartow Healthcare System, Ltd.	Florida	62-1644567

Bartow Memorial Limited Partner, LLC	Delaware	52-2199107

Bell JV, LLC	Delaware	46-4457457

Bell Physician Practices, Inc.	Michigan	80-0936558

Bolivar Physician Practices, LLC	Delaware	26-3042884

Bourbon Community Hospital, LLC	Delaware	62-1757924

Bourbon Physician Practice, LLC	Delaware	62-1824637

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

Brim Hospitals, Inc.	Oregon	93-0880990

Buffalo Trace Radiation Oncology Associates, LLC	Kentucky	61-1303441

Care Health Company, Inc.	Washington	93-1568998

Castleview Hospital, LLC	Delaware	62-1762357

Castleview Medical, LLC	Delaware	62-1769739

Castleview Physician Practice, LLC	Delaware	62-1762573

Clark Regional Physician Practices, LLC	Delaware	45-5484391

Clinch Professional Physician Services, LLC	Delaware	20-8484894

Clinch Valley Medical Center, Inc.	Virginia	54-1058953

Clinch Valley Physicians Associates, LLC	Virginia	34-2051378

Clinch Valley Pulmonology, LLC	Virginia	20-0467493

Clinch Valley Urology, LLC	Virginia	20-0376229

Colorado Plains Physician Practices, LLC	Delaware	20-3730510

Community Hospital of Andalusia, Inc.	Alabama	62-1081822

Community Medical, LLC	Delaware	62-1779016

Community-Based Services, LLC	Delaware	26-3341700

Crockett Hospital, LLC	Delaware	62-1762364

Crockett PHO, LLC	Delaware	62-1824633

Danville Diagnostic Imaging Center, LLC	Delaware	20-2999605

Danville Physician Practices, LLC	Delaware	20-2999870

Danville Regional Medical Center, LLC	Delaware	20-2028539

Danville Regional Medical Center School of Health Professions, LLC	Delaware	20-3011031

DLP Partner, LLC	Delaware	26-2708085

DLP Partner Marquette, LLC	Delaware	90-0869753

DLP Partner MedWest, LLC	Delaware	46-5007044

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

DLP Partner Twin County, LLC	Delaware	45-3027649

DLP Partner Wilson Rutherford, LLC	Delaware	46-4996175

Dodge City Healthcare Group, LLC	Kansas	61-1275266

Dodge City Healthcare Partner, Inc.	Kansas	61-1274535

Fauquier Partner, LLC	Delaware	80-0938666

Georgetown Community Hospital, LLC	Delaware	62-1757921

Georgetown Rehabilitation, LLC	Delaware	62-1763818

Guyan Valley Hospital, LLC	Delaware	05-0539350

Halstead Hospital, LLC	Delaware	62-1754937

HCK Logan Memorial, LLC	Delaware	62-1766919

HDP Andalusia, LLC	Delaware	62-1765720

HDP Georgetown, LLC	Delaware	62-1765716

Hillside Hospital, LLC	Delaware	62-1762382

Historic LifePoint Hospitals, Inc.	Delaware	52-2165845

HRMC, LLC	Delaware	75-3143244

HSC Manager, LLC	Delaware	27-1974414

HSCGP, LLC	Delaware	62-1779575

HST Physician Practice, LLC	Delaware	62-1762577

HTI Georgetown, LLC	Delaware	62-1773817

HTI PineLake, LLC	Delaware	62-1773816

Integrated Physician Services, LLC	Delaware	62-1762579

Kansas Healthcare Management Company, Inc.	Kansas	74-2849927

Kansas Healthcare Management Services, LLC	Kansas	74-2849929

Kentucky Hospital, LLC	Delaware	62-1772321

Kentucky Medserv, LLC	Delaware	62-1772269

Kentucky MSO, LLC	Delaware	62-1763638

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

Kentucky Physician Services, Inc.	Kentucky	62-1752492

Lake Cumberland Cardiology Associates, LLC	Delaware	27-0710002

Lake Cumberland Physician Practices, LLC	Delaware	20-8016687

Lake Cumberland Regional Hospital, LLC	Delaware	62-1757920

Lake Cumberland Regional Physician Hospital Organization, LLC	Delaware	52-2183772

Lakeland Community Hospital, LLC	Delaware	30-0109979

Lakeland Physician Practices, LLC	Delaware	43-1978905

Lamar Surgery Center, LP	Delaware	27-0070041

Lander Valley Physician Practices, LLC	Delaware	20-0186252

Las Cruces Cardiology Group, LLC	Delaware	47-1054850

Las Cruces Endoscopy Partner, LLC	Delaware	80-0716842

Las Cruces Physician Practices, LLC	Delaware	20-4736578

LCMC MRI, LLC	Delaware	20-4807861

LCMC PET, LLC	Delaware	20-4807946

LHSC, LLC	Delaware	62-1778111

LifePoint Acquisition Corp.	Delaware	20-3140257

LifePoint Asset Management Company, Inc.	Delaware	75-2972602

LifePoint Billing Services, LLC	Delaware	62-1763641

LifePoint Corporate Services, General Partnership	Delaware	62-1779581

LifePoint CSLP, LLC	Delaware	62-1779574

LifePoint Holdings 2, LLC	Delaware	62-1778733

LifePoint Holdings 3, Inc.	Delaware	62-1779573

LifePoint Hospitals Holdings, Inc.	Delaware	52-2167869

LifePoint Medical Group — Hillside, Inc.	Tennessee	62-1720394

LifePoint of GAGP, LLC	Delaware	62-1778160

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

LifePoint of Georgia, Limited Partnership	Delaware	62-1778162

LifePoint of Kentucky, LLC	Delaware	62-1778730

LifePoint of Lake Cumberland, LLC	Delaware	62-1828844

LifePoint RC, Inc.	Delaware	62-1761942

LifePoint VA Holdings, Inc.	Delaware	20-3140383

LifePoint WV Holdings, Inc.	Delaware	20-3140329

Livingston Regional Hospital, LLC	Delaware	62-1762419

Logan General Hospital, LLC	Delaware	05-0539357

Logan Healthcare Partner, LLC	Delaware	20-0086245

Logan Medical, LLC	Delaware	62-1772319

Logan Memorial Hospital, LLC	Delaware	62-1757917

Logan Physician Practice, LLC	Delaware	62-1824635

Los Alamos Physician Practices, LLC	Delaware	20-4206739

Martinsville Physician Practices, LLC	Delaware	20-4277914

Meadowview Physician Practice, LLC	Delaware	62-1762581

Meadowview Regional Medical Center, LLC	Delaware	62-1757929

Meadowview Rights, LLC	Delaware	62-1766337

Memorial Hospital of Martinsville & Henry County Ambulatory Surgery Center, LLC	Virginia	20-3217713

Memorial Prompt Care, LLC	Delaware	45-4282042

Mercy Physician Practices, LLC	Delaware	20-8620112

Mexia Principal Healthcare Limited Partnership	Texas	62-1692446

Mexia-Principal, Inc.	Texas	62-1691355

Minden Physician Practices, LLC	Delaware	27-0151827

Northeastern Nevada Physician Practices, LLC	Delaware	26-3632448

Northwest Medical Center-Winfield, LLC	Delaware	30-0109981

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

Norton Partner, LLC	Delaware	90-0870496

NWMC-Winfield Anesthesia Physicians, LLC	Delaware	45-3961524

NWMC-Winfield Hospitalist Physicians, LLC	Delaware	45-3961618

NWMC-Winfield Physician Practices, LLC	Delaware	43-1978895

OmniPoint Surgical Associates, LLC	Delaware	62-1763655

Opelousas Imaging Center Partner, LLC	Delaware	20-2882362

Opelousas PET/CT Imaging Center, LLC	Delaware	20-2882466

Orthopedics of Southwest Virginia, LLC	Virginia	20-1681827

Palestine-Principal G.P., Inc.	Texas	62-1742220

Palestine Principal Healthcare Limited Partnership	Texas	74-2791525

PHC-Ashland, L.P.	Pennsylvania	62-1852338

PHC-Aviation, Inc.	Tennessee	01-0553855

PHC-Belle Glade, Inc.	Florida	62-1769465

PHC-Charlestown, L.P.	Indiana	62-1867863

PHC-Cleveland, Inc.	Mississippi	62-1812558

PHC-Doctors’ Hospital, Inc.	Louisiana	62-1779010

PHC-Elko, Inc.	Nevada	62-1740235

PHC-Fort Mohave, Inc.	Arizona	32-0063628

PHC-Fort Morgan, Inc.	Colorado	27-0113173

PHC Hospitals, LLC	Delaware	62-1868383

PHC-Indiana, Inc.	Indiana	62-1868157

PHC-Knox, Inc.	Nevada	62-1769067

PHC-Lake Havasu, Inc.	Arizona	62-1735358

PHC-Lakewood, Inc.	Louisiana	62-1864994

PHC-Las Cruces, Inc.	New Mexico	27-0085482

PHC-Los Alamos, Inc.	New Mexico	03-0390794

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

PHC-Louisiana, Inc.	Louisiana	62-1779009

PHC-Martinsville, Inc.	Virginia	04-3597974

PHC-Minden G.P., Inc.	Louisiana	62-1789341

PHC-Minden, L.P.	Louisiana	62-1789340

PHC-Morgan City, L.P.	Louisiana	62-1865278

PHC-Morgan Lake, Inc.	Louisiana	62-1870304

PHC-Opelousas, L.P.	Louisiana	62-1779008

PHC-Palestine, Inc.	Nevada	62-1751489

PHC-Selma, LLC	Delaware	27-5437722

PHC-Tennessee, Inc.	Tennessee	62-1780282

PineLake Physician Practice, LLC	Delaware	62-1762582

PineLake Regional Hospital, LLC	Delaware	62-1757927

Poitras Practice, LLC	Delaware	62-1762586

Portage Partner, LLC	Delaware	32-0414331

PRHC-Alabama, LLC	Delaware	62-1867696

PRHC-Ennis G.P., Inc.	Texas	62-1789403

PRHC-Ennis, L.P.	Texas	62-1789402

Principal Hospital Company of Nevada, Inc.	Nevada	62-1691358

Principal Knox, L.L.C.	Delaware	62-1763056

Principal Knox, L.P.	Delaware	62-1763056

Principal-Needles, Inc.	Tennessee	62-1694530

Province Healthcare Company	Delaware	62-1710772

Putnam Ambulatory Surgery Center, LLC	Delaware	20-2082396

Putnam Community Medical Center, LLC	Delaware	62-1818453

Putnam Physician Practices, LLC	Delaware	26-3042979

R. Kendall Brown Practice, LLC	Delaware	62-1762590

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

Raleigh General Hospital, LLC	West Virginia	55-0261260

River Parishes Holdings, LLC	Delaware	20-2468681

River Parishes Hospital, LLC	Delaware	20-0959379

River Parishes Partner, LLC	Delaware	20-2502853

River Parishes Physician Practices, LLC	Delaware	20-1227403

Riverton Memorial Hospital, LLC	Delaware	62-1762468

Riverton Oncology Practice, LLC	Delaware	26-3839861

Riverton Physician Practices, LLC	Delaware	62-1763635

Riverview Medical Center, LLC	Delaware	62-1762469

Riverview Physician Practices, LLC	Delaware	45-3853399

Russellville Hospital, LLC	Delaware	03-0464224

Russellville Physician Practices, LLC	Delaware	20-0454003

Select Healthcare, LLC	Delaware	62-1763632

Selma Diagnostic Imaging, LLC	Delaware	27-5437945

Siletchnik Practice, LLC	Delaware	62-1762275

Smith County Memorial Hospital, LLC	Delaware	62-1762490

Somerset Surgery Partner, LLC	Delaware	62-1864098

Southern Tennessee EMS, LLC	Delaware	62-1763622

Southern Tennessee Medical Center, LLC	Delaware	62-1762535

Southern Tennessee PHO, LLC	Delaware	62-1824632

Spring View Hospital, LLC	Delaware	20-0155414

Spring View Physician Practices, LLC	Delaware	20-4302480

Springhill Medical Center, LLC	Delaware	62-1754936

SST Community Health, L.L.C.	Tennessee	62-1835614

Starke Physician Practices, LLC	Delaware	20-8724378

Sumner Physician Practices, LLC	Delaware	27-2618964

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

Sumner Real Estate Holdings, LLC	Delaware	27-2618993

Sumner Regional Medical Center, LLC	Delaware	27-2618766

Texas Specialty Physicians	Texas	26-2477205

The MRI Center of Northwest Alabama, LLC	Delaware	20-2082277

THM Physician Practice, LLC	Delaware	62-1762591

Trousdale Medical Center, LLC	Delaware	27-2618876

Trousdale Physician Practices, LLC	Delaware	45-3853454

Valley View Physician Practices, LLC	Delaware	26-4227573

Vaughan Physician Practices, LLC	Delaware	20-5831435

Ville Platte Medical Center, LLC	Delaware	62-1868757

West Virginia Management Services Organization, Inc.	West Virginia	62-1630580

Western Plains Physician Practices, LLC	Delaware	20-8179824

Western Plains Regional Hospital, LLC	Delaware	62-1762592

Woodford Hospital, LLC	Delaware	52-2260534

Woods Memorial Hospital, LLC	Delaware	45-5368120

Wythe County Community Hospital, LLC	Delaware	20-2468795

Wythe County Physician Practices, LLC	Delaware	20-3230510

Zone, Incorporated	West Virginia	62-1698438

330 Seven Springs Way Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip code)

5.5% Senior Notes due 2021
and Guarantees of 5.5% Senior Notes due 2021
(Title of the indenture securities)

1.                                      General information.  Furnish the following information as to the trustee:

(a)                                 Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)                                 Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                      A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.                                      A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No.
333-121948).

3.                                      A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No.
333-152875).

4.                                      A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.                                      The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.                                      A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 30th day of June, 2014.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Michael Countryman
Name:	Michael Countryman
Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 400, Los Angeles, CA 90071

At the close of business March 31, 2014, published in accordance with Federal regulatory authority instructions.

		Dollar amounts
		in thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		1,670
Interest-bearing balances		297
Securities:
Held-to-maturity securities		0
Available-for-sale securities		688,739
Federal funds sold and securities
purchased under agreements to resell:
Federal funds sold		135,000
Securities purchased under agreements to resell		0
Loans and lease financing receivables:
Loans and leases held for sale		0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance		0
Trading assets		0
Premises and fixed assets (including capitalized leases)		3,890
Other real estate owned		0
Investments in unconsolidated subsidiaries and associated companies		0
Direct and indirect investments in real estate ventures		0
Intangible assets:
Goodwill		856,313
Other intangible assets		123,966
Other assets		122,558
Total assets		$1,932,433

1

LIABILITIES

Deposits:
In domestic offices		692
Noninterest-bearing	692
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased		0
Securities sold under agreements to repurchase		0
Trading liabilities		0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)		0
Not applicable
Not applicable
Subordinated notes and debentures		0
Other liabilities		250,184
Total liabilities		250,876
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus		0
Common stock		1,000
Surplus (exclude all surplus related to preferred stock)		1,122,030
Not available
Retained earnings		557,284
Accumulated other comprehensive income		1,243
Other equity capital components		0
Not available
Total bank equity capital		1,681,557
Noncontrolling (minority) interests in consolidated subsidiaries		0
Total equity capital		1,681,557
Total liabilities and equity capital		1,932,433

I, Cherisse Waligura, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Cherisse Waligura	)	CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Troy Kilpatrick, President	)
Antonio I. Portuondo, Director	)	Directors (Trustees)
William D. Lindelof, Director	)

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